                                                                    EXHIBIT 10.5

                             AMENDED AND RESTATED
                            SHAREHOLDERS AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this "AGREEMENT") is made as of December 21, 1998 (the "EFFECTIVE DATE"), by and among Real Education, Inc., a Colorado corporation (the "COMPANY"), each of the shareholders listed on
Schedule I attached hereto (the "COMMON SHAREHOLDERS"), each of the purchasers of the Units listed on Schedule II-A attached hereto (the "SERIES A INVESTORS"), each of the purchasers of the Units listed on Schedule II-B attached hereto (the "SERIES B INVESTORS"), and each of the purchasers of the Series C Preferred Stock, no par value, of the Company listed on Schedule III attached hereto (the "SERIES C PURCHASERS"). The Series A Investors and Series B Investors, are collectively referred to as the "INVESTORS." In the event less than all of the Series C Purchasers execute this Agreement as of the Effective Date, this Agreement shall be valid as to the parties who do execute this Agreement as of the Effective Date. The Common Shareholders, the Series A Investors, Series B Investors, and the Series C Purchasers are collectively referred to as the "SHAREHOLDERS" and individually as a "SHAREHOLDER". Except as otherwise indicated herein, capitalized terms used herein are defined in Section 1 hereof. This Agreement amends and restates that certain Amended and Restated Shareholders Agreement by and among the Company, the Common Shareholders, the Series A Investors and the Series B Investors, dated as of February 2, 1998, for the purpose of adding the Series C Purchasers as parties to such agreement, and revising its terms to reflect their addition as shareholders of the Company and parties to such Agreement.

                                   BACKGROUND
                                   ----------

A. The Series A Investors purchased investment units ("UNITS"), each Unit consisting of one share of Series A Convertible Preferred Stock, no par value per share, of the Company (the "SERIES A PREFERRED"), and one Common Stock Purchase Warrant pursuant to a Unit Purchase Agreement between the Company and the Series A Investors dated June 11, 1997 (the "SERIES A AGREEMENT"). As Shareholders of the Company, the Series A Investors have obtained and will obtain substantial benefit from the Series C Purchasers' investment in the Company.

B. The Series B Investors purchased 326,833 shares of Series B Convertible Preferred Stock, no par value per share, of the Company (the "SERIES B PREFERRED"), pursuant to the Share Purchase Agreement by and among the Company and the Series B Investors dated February 2, 1998 (the "SERIES B AGREEMENT"). As Shareholders of the Company, the Series B Investors have obtained and will obtain substantial benefit from the Series C Purchasers' investment in the Company.

C. The Series C Purchasers will purchase 430,540 shares of Series C Convertible Preferred Stock, no par value per share, of the Company (the "SERIES C PREFERRED"), pursuant to the Share Purchase Agreement by and among the Company and the Series C Purchasers of even date herewith (the "SERIES C AGREEMENT"). The execution and delivery of this Agreement is a condition to the purchase by the Series C Purchasers of the Series C Preferred under the Series C Agreement.

Page 1 of 16 -- Shareholders Agreement

D. Each of the Common Shareholders owns certain shares of the Company's Common Stock, no par value per share (the "COMMON STOCK"), and as such, has obtained and will obtain substantial benefit from the Series C Purchasers' and Investors' investment in the Company.

E. The Company and the Shareholders desire to enter into this Agreement for the purposes, among others, of (i) agreeing on certain representatives to be elected to the board of directors of the Company (the "BOARD") and (ii) inducing the Series C Purchasers to enter into the Series C Agreement and to purchase the Series C Preferred to be issued and sold thereunder.

                                   AGREEMENT
                                   ---------

NOW, THEREFORE, in consideration of the foregoing Background, which is by this reference expressly incorporated herein, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1)   DEFINITIONS.

     "AFFILIATE" of a Shareholder means any other person, entity or investment fund controlling, controlled by or under common control with such Shareholder and any partner of a Shareholder that is a partnership.

     "COMMON EQUIVALENT SHARES" means at any time as to any Shareholder the sum of the number of shares of Common Stock held by such Shareholder at such time and the number of shares of Common Stock issuable at such time upon conversion of any Shareholder Shares then held by such Shareholder.

     "FAMILY GROUP" means an individual's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such individual and/or his or her spouse and/or descendants.

     "FAMILY MEMBER" means any relative by blood, adoption or marriage.

     "INDEPENDENT DIRECTORS" shall mean any individual who is neither an officer nor employee of the Company nor an Affiliate or Family Member of any such officer or employee of the Company.

     "MEDIAONE" means MediaOne Interactive Services, Inc.

     "PERMITTED TRANSFEREE" shall have the meaning set forth in Section 3(b) hereof.

     "PREFERRED STOCK APPROVAL" means an affirmative vote at a meeting or by written consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Series A Preferred, Series B Preferred and Series C Preferred, collectively.

     "PUBLIC SALE" means any sale of Shareholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

Page 2 of 16 -- Shareholders Agreement

     "PUBLIC OFFERING" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act, or any comparable statement under any similar federal statute then in force; provided that a Public Offering will not include an offering made in connection with a business acquisition or pursuant to registration on Form S-8 or any similar Form of Registration Statement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SHAREHOLDER SHARES" means (i) any Common Stock purchased or otherwise acquired by any Shareholder, (ii) any Series A Preferred purchased or otherwise acquired by any Shareholder, (iii) any Series B Preferred purchased or otherwise acquired by any Shareholder, (iv) any Series C Preferred purchased or otherwise acquired by any Shareholder, (v) any equity securities issued or issuable directly or indirectly with respect to the Common Stock, Series A Preferred, Series B Preferred or Series C Preferred referred to in clauses (i), (ii), (iii) and (iv) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (vi) any other shares of any class or series of capital stock of the Company held by a Shareholder.

2) BOARD OF DIRECTORS. The following provisions shall apply during the pendency of this Agreement:

     a) The Shareholders agree that the size of the Board shall equal ten (10) members.

     b) The Shareholders further agree that the Common Shareholders shall have the right to designate five representatives to serve on the Board (the "COMMON SHAREHOLDERS' DESIGNEES"), that the Series A Investors shall have the right to designate two representatives to serve on the Board (the "SERIES A DESIGNEES"), one of whom New World Equities, Inc. will designate, and one that the other Series A Investors shall designate, and that one of the Series B Investors, Blumenstein/Thorne Information Partners I, L.P., shall have the right to designate two representatives to serve on the Board (the "SERIES B DESIGNEES"), and that one of the Series C Purchasers, MediaOne or its assignee, shall have the right to designate one representative to serve on the Board (the "SERIES C DESIGNEE"). The Common Shareholders agree that two of the five Common Shareholders' Designees shall be Independent Directors who are subject to Preferred Stock Approval.

     c) Until the later of (a) three years from the Effective Date, or (b) the first date when less than 83,000 shares of Series A Preferred are outstanding (with respect to Series A designees only), or (c) the first date when less than 195,000 shares of Series B Preferred are outstanding (with respect to Series B designees only), or (d) the first date when less than 133,812 shares of Series C Preferred are outstanding and held by MediaOne or its assignee (with respect to the Series C Designee only), each Shareholder agrees to vote all of his Shareholder Shares and any other voting securities of the Company over which such Shareholder has voting control and to take all other necessary or desirable actions within his control (whether in his, her or its capacity as a shareholder, director, member of a Board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), so that the Common Shareholders' Designees, the Series A Designees, the Series B Designees, and the Series C Designee shall be elected to, and continue to serve on, the Board. Without limiting the generality of the prior sentence, the

Page 3 of 16 -- Shareholders Agreement

     Common Shareholders agree not to vote to remove the Series A Designees, the Series B Designees or the Series C Designee from the Board; the Series A Investors agree not to vote to remove the Common Shareholders' Designees, the Series B Designees, or the Series C Designee from the Board; the Series B Investors agree not to vote to remove the Common Shareholders' Designees, the Series A Designees, or the Series C Designees from the Board; and the Series C Purchasers agree not to vote to remove the Common Shareholders' Designees, the Series A Designees, or the Series B Designees from the Board.

     d) The Board shall maintain a compensation committee (the "COMPENSATION COMMITTEE") which will recommend the following for approval by the full
     Board: management compensation; Company benefit plans; and adoption of, and grants under, stock option plans. The Board shall also maintain an audit committee (the "AUDIT COMMITTEE") which will be responsible for reviewing with management of the Company and with the Company's independent auditors, both jointly and separately, the financial controls, accounting and audit and reporting activities of the Company, the performance of the Company's auditors, and the capability and performance of the Company's finance staff. As of the Effective Date, the members of the Compensation Committee shall be, (1) Christopher Girgenti, a Series A Designee, and (2) Jack Blumenstein , a Series B Designee, and (3) the Series C Designee (who shall be identified from time to time by MediaOne). As of the Effective Date, the members of the Audit Committee shall be (1) Oakleigh Thorne, a Series B Designee, (2) Christopher Girgenti, a Series A Designee and (3) the Series C Designee (who shall be identified from time to time by MediaOne.

3)   TAKE-ALONG RIGHTS.

     a) At least forty (40) days prior to any proposed sale, transfer, assignment, pledge or other disposal (each, a "TRANSFER") of Shareholder Shares (other than a Public Sale) by any Shareholder (the "SELLER"), such Seller shall deliver a written notice (the "SALE NOTICE") to each other Shareholder, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The other Shareholders may elect to participate in the contemplated Transfer by delivering written notice to the Seller within twenty (20) days after delivery of the Sale Notice. If any of the Shareholders have elected to participate in such Transfer (the "PARTICIPATING SHAREHOLDERS"), the Seller and such Participating Shareholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Shareholder Shares equal to the product of (i) the quotient determined by dividing the number of Common Equivalent Shares owned by the Participating Shareholder by the aggregate number of Common Equivalent Shares owned by the Seller and all Participating Shareholders participating in such sale multiplied by (ii) the number of Shareholder Shares to be sold in the contemplated Transfer.

          For example, if the Sale Notice contemplated a sale of 100 Shareholder Shares by the Seller, and if the Seller at such time owns 200 of the Shareholder Shares and if one Participating Shareholder elects to participate and owns 300 of the Shareholder Shares, the Seller would be entitled to sell 40 shares (200/500 x 100 shares) and the Participating Shareholder would be entitled to sell 60 shares (300/500 x 100 (shares)

Page 4 of 16 -- Shareholders Agreement

The Seller covenants and agrees to use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Shareholders in any contemplated Transfer, and the Seller covenants and agrees not to transfer any of his, her or its Shareholder Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of any of the Shareholders.

     b) The restrictions contained in this Section 3 shall not apply with respect to any Transfer of Shareholder Shares by a Common Shareholder (i) pursuant to applicable laws of descent and distribution or among his Family Group or (ii) among his Affiliates (collectively referred to herein as "PERMITTED TRANSFEREES"); provided that the restrictions contained in this Section 3 shall continue to be applicable to the Shareholder Shares after any such Transfer and provided further that, prior to the effectiveness of such Transfer, the transferees of such Shareholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Shareholder Shares so transferred.

     c) Subject to Section 7(i), the restrictions on the Transfer of Shareholder Shares by the Shareholders set forth in this Section 3 shall continue until the date on which such Shareholder Shares have been transferred in a Public Sale.

4)   Legend. Each certificate evidencing Shareholder Shares and each certificate
     ------
issued in exchange for or upon the Transfer of any Shareholder Shares (if such shares remain Shareholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON DECEMBER 21, 1998, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SHARE PURCHASE AGREEMENT DATED AS OF ________, AND THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, DATED AS OF DECEMBER 21, 1998, BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."


  The Company shall imprint such legend on certificates evidencing Shareholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares that cease to be Shareholder Shares in accordance with the definition thereof.

Page 5 of 16 -- Shareholders Agreement

5) TRANSFER. Prior to transferring any Shareholder Shares (other than in a Public Sale) to any person or entity, the transferring Shareholder shall cause the prospective transferee to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement.

6) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Shareholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shareholder Shares as the owner of such shares for any purpose.

7)    MISCELLANEOUS.

  a)  Amendment and Waiver.  Except as otherwise provided herein, no
      --------------------
  modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by (i) the Company, (ii) Preferred Stock Approval, (iii) 67% of the Series C Preferred, and (iv) the holders of a majority of the outstanding shares of Common Stock. The Investors and Common Shareholders, by executing this Amended and Restated Shareholders Agreement, shall consent to the amendment, restatement, and supercession of the Amended and Restated Shareholders Agreement, dated February 2, 1998 as originally executed to add the Series C Purchasers as parties to this Agreement, and to adjust all parties' rights as set forth herein. This Amended and Restated Shareholders Agreement shall become effective as to the Company and the Purchasers when executed by the Series C Purchasers, the Company, holders of a majority of the outstanding shares of Common Stock and by Preferred Stock Approval of the Series A Preferred, and the Series B Preferred, voting collectively. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

  b)  Severability.  Whenever possible, each provision of this Agreement shall
      ------------
  be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

  c)  Entire Agreement.  Except as otherwise expressly set forth herein, this
      ----------------
  document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

  d)  Successors and Assigns.  Except as otherwise expressly provided herein,
      ----------------------
  this Agreement shall bind and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto whether so expressed or not.

  e)  Counterparts.  This Agreement may be executed in separate counterparts,
      ------------
  any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

Page 6 of 16 -- Shareholders Agreement

  f)  Remedies, Enforcement, Governing Law, Venue. Any Person having rights
      -------------------------------------------
  under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     i) All questions concerning the relative rights of the Company and its shareholders and the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the domestic laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     ii) In the event of any claim, dispute and controversy of any nature between or among the Shareholders, and the Company arising out of or in connection with this Agreement or the Company's Articles of Incorporation, as they may be amended or restated from time to time (the "Articles"), or the negotiation, execution, delivery, performance, nonperformance or breach thereof (collectively, a "Dispute"), the Shareholders and the Company shall consult and negotiate with each other in good faith and otherwise use their respective commercially reasonable efforts to settle such Dispute within a 45-day period after the Dispute first arises. If the Dispute is not resolved or settled within such 45-day period then, upon written notice by either party to the other, the Dispute shall be resolved by binding arbitration in Denver, Colorado in accordance with Title 9 of the U.S. Code (United States Arbitration Act) and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as they may be amended from time to time and as modified by this Agreement or decision of a majority of the arbitrators. The arbitration shall be conducted in Denver, Colorado. The Shareholders and the Company intend that arbitration be the sole remedy available as to matters arbitrable hereunder. An arbitration award rendered by the arbitrators shall be final and binding on the Shareholders and the Company and may be filed with any court having jurisdiction over the Shareholders, the Series C Purchasers or the Company or their property as a basis of declaratory or other judgment and of the issuance of execution.

     iii) Unless otherwise agreed, any party requesting arbitration hereunder shall do so within 15 days after the expiration of the 45-day negotiation period referred to in Section 7(f)(ii), and failure by either party to request arbitration within such period shall thereafter bar such Dispute in any forum whatsoever. When a party timely requests arbitration hereunder, the Dispute shall be resolved by a panel of three neutral arbitrators to be selected as follows: the party requesting the arbitration shall, incident to giving the notice of arbitration, also notify the other party of the name of an arbitrator selected from a list of qualified persons supplied by the AAA, and the other party shall, within 20 days after receipt of such notice, notify the party requesting arbitration of the name of an arbitrator it has selected from such list. The

Page 7 of 16 -- Shareholders Agreement
           two arbitrators shall, within 20 days after notification of the identity of the second arbitrator, choose a third arbitrator.

     iv) The Commercial Arbitration Rules of the AAA and decisions by a majority of the arbitration panel shall determine the rules governing admissibility of evidence and the rules of procedure and discovery. The action of a majority of the arbitration panel shall govern all actions by the panel, and the arbitrators shall render their decision promptly but in no event more than 60 days after the conclusion of submission of evidence. The arbitration award shall be in writing and shall specify factual and legal basis for the award. Either party may make application to the arbitration panel seeking injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitration panel shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including specific performance of any obligation created under the Agreement or the Articles, issuance of an injunction or money damages, but excluding punitive, incidental or consequential damages.

     v) Each party shall pay the fees and expenses of the arbitrator selected by it and one-half of the reasonable fees and expenses of the third arbitrator. All other fees and expenses of each party incurred in connection with the arbitration shall be paid as determined by the arbitrators.

     vi) The parties agree that they will not seek, in any claim under this Agreement or the Articles, any award or judgment for punitive damages (or any other amount awarded for the purpose of imposing a penalty), and that if any such award or judgment is granted, the parties agree not to seek to satisfy such award or judgment.

     vii) The arbitration panel hearing any claim under this Agreement or the Articles shall award all costs of the proceeding, including court costs, filing fees, travel costs of witnesses, costs of depositions and reasonable attorney fees, to the substantially prevailing party.

  g)  Notices.  All notices, demands or other communication to be given or
      -------
  delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and MediaOne at the address indicated below and to any other recipient at the address indicated on
  Schedule I and Schedule II attached hereto and to any subsequent holder of Shareholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The Company's address is:

Page 8 of 16 -- Shareholders Agreement

               Robert N. Helmick
               CEO & President
               Real Education, Inc.
               Building A
               10200 E. Girard Avenue
               Denver, CO 80231

     With a copy to:

               Annita Menogan
               Dorsey & Whitney LLP
               Republic Plaza Building, Suite 4400
               370 17th Street
               Denver, CO  80202-5644

MediaOne's address is:

               MediaOne Interactive Services
               9000 East Nichols, Suite 100
               Englewood, CO 80112
               ATTN:  VP Business Development

               and

               MediaOne Interactive  Services
               5613 DTC Parkway, Suite 700
               Englewood, CO 80111
               ATTN:  Gary Burghart

               with a copy to:

               John P. Fitzgerald
               Hogan & Hartson L.L.P.
               One Tabor Center
               1200 Seventeenth Street, Suite 1500
               Denver, Colorado 80202

  h)  Descriptive Headings.  The descriptive headings of this Agreement are
      --------------------
  inserted for convenience only and do not constitute a part of this Agreement. Use of the word "including" in this Agreement shall be by way of example rather than limitation.

  i)  Termination.  This Agreement shall terminate upon the consummation of a
      -----------
  Public Offering.

                              *  *  *  *  *

Page 9 of 16 -- Shareholders Agreement

/s/ James R. Nollsch                     /s/ Bradley Felix
--------------------------------         ----------------------------
James R. Nollsch                         Bradley Felix



/s/ Nikki Pike                           /s/ Adel Hazan
--------------------------------         ----------------------------
Nikki Pike                               Adel Hazan



/s/ Steven Singer                        /s/  Robert C. Douglas
--------------------------------         ----------------------------
Steven Singer                            Robert C. Douglas
                                         By: John V. Hulmick
                                             Attorney-In-Fact


/s/ W E. Waldeck                         /s/ David P. Schieldrop
--------------------------------         ----------------------------
William E. Waldeck                       David P. Schieldrop



NEW WORLD EQUITIES, INC.                 /s/ Patrick C. DeLacey
                                         ----------------------------
                                         Patrick C. DeLacey



     /s/ Christopher E. Girgenti         /s/ Robert A. Conway
By:  ---------------------------         ----------------------------
Its: Senior Managing Director            Robert A. Conway and
     ---------------------------         Darlene A. Conway, JTWROS


/s/ Alan L Sigman                        /s/ Lee S. Mandel
--------------------------------         ----------------------------
Alan L. Sigman                           Lee S. Mendel



/s/ James F. Hemmer                      /s/ Stanley R. Dobrin
--------------------------------         ----------------------------
James F. Hemmer                          Stanley R. Dobrin



/s/ Michael J. Walker                    /s/ Mark Timmerman
--------------------------------         ----------------------------
Michael J. Walker                        Mark A. Timmerman



Signature Page - Amended and Restated Shareholders Agreement

MCD VENTURE CAPITAL FUND, L.P.


/s/ Patricia Jamison                        /s/ William O. Kasten
By:----------------------------             ----------------------------------
Its: Assistant Treasurer                    William O. Kasten
-------------------------------


MCDONALD & COMPANY SECURITIES, INC.         /s/ M.E. Fine for Davis B. Weidner
As Custodian for William E. Waldeck IRA     ----------------------------------
                                            Davis B. Weidner
                                            Mark Fine
                                            Attorney-in-fact
By: /s/ William E. Waldeck
    ---------------------------
Its: Managing Director                      /s/ Jay S. Perlmutter
    ---------------------------             ----------------------------------
                                            Jay S. Perlmutter
MCDONALD & CO. SECURITIES, INC.



By: /s/ Patricia Jamison
    ---------------------------
Its: Chief Financial Officer
    ---------------------------


SILVER FAMILY TRUST U/D/T


/s/ Martin J. Silver
-------------------------------
Martin J. Silver, Trustee


/s/ Victoria H. Silver
-------------------------------
Victoria H. Silver, Trustee





Signature Page - Amended and Restated Shareholders Agreement

        [Signature Page to Amended and Restated Shareholders Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

REAL EDUCATION, INC.



/s/ Robert N. Helmick
----------------------------------------
Robert N. Helmick, President and CEO


BLUMENSTEIN/THORNE INFORMATION PARTNERS I,L.P.

By:  Blumenstein Thorne Information Partners, L.L.C., as General Partner



     /s/ Oakleigh Thorne
     -----------------------------------
     Oakleigh Thorne, Co-President

MEDIAONE INTERACTIVE SERVICES, INC.


/s/ Thomas Cullen
----------------------------------------
Thomas Cullen, President


VSI HOLDING, INC.


/s/ Terry L. Davis
----------------------------------------
Terry L. Davis, Executive Vice President




/s/ Robert N. Helmick                         /s/ John V. Helmick
----------------------------------------     ---------------------------
Robert N. Helmick                            John V. Helmick



/s/ Jonathan M. Dobrin                       /s/ James N. Sigman
----------------------------------------     ---------------------------
Jonathan M. Dobrin                           James N. Sigman



Signature Page - Amended and Restated Shareholders Agreement

   Signature Pages to Real Education, Inc. Series C Preferred Shareholders
                                   Agreement

/s/ Stanley R Dobrin
-------------------------------------
/s/ Carol L Dobrin
-------------------------------------

Stanley Dobrin & Carol Dobrin, JTWROS


/s/ Davis B Weidner
-------------------------------------
Davis B. Weidner


/s/ Sue Thompson
-------------------------------------
Sue Thompson


H & K PARTNERS V



/s/ William Kasten
-------------------------------------
William Kasten


N. T. RUDDOCK CO. - Profit Sharing Trust


/s/ Neil T. Ruddock - Trust Administrator
-----------------------------------------
Samuel James Ruddock, Vice President





Signature Page to Shareholders Agreement

                                  SCHEDULE I
                                  ----------

                              COMMON SHAREHOLDERS
                              -------------------


Robert N. Helmick
Real Education, Inc.
10200A E. Girard Avenue
Denver, CO 80231


John V. Helmick
10271 Mica Way
Parker, Colorado 80134


Jonathan M. Dobrin
1173 S. Vine Street
Denver, Colorado 80210

James Sigman
Real Education, Inc.
10200A E. Girard Avenue
Denver, CO 80231

James Nollsch
1173 S. Vine Street
Denver, Colorado 80210

Bradley Felix
11910 E. Bates Circle
Aurora, CO 80014

Nikki Pike
133 Ellis Hall
Fort Collins, CO 80521



Schedules to Shareholders Agreement

                                 SCHEDULE II-A

                              SERIES A INVESTORS


New World Equities, Inc.
1603 Orrington Avenue
Suite 1070
Evanston, Illinois 60201


Steven M. Singer
Real Education, Inc.
10200A E. Girard Avenue
Denver, CO 80231


Robert C. Douglas
1231 Inverlieth Road
Lake Forest, Illinois 60045


William E. Waldeck
415 Thorne Lane
Lake Forest, Illinois 60045


David P. Schieldrop
205 E. 68th Street, #5F
New York, New York 10021


Patrick T. DeLacey
400 Blackstone
La Grange, Illinois 60525



Schedules to Shareholders Agreement

                                 SCHEDULE II-B

                              SERIES B INVESTORS



Blumenstein/Thorne Information Partners I, L.P.
P.O. Box 871
Lake Forest, Illinois 60045

Robert A Conway & Darlene A Conway
4819 Millersville Road
Indianapolis, IN 46226

Stanley R. Dobrin
7001 Sally Lane
Ednia, Minnesota 55435

William O. Kasten
222 West Adams Street
Chicago, Illinois 60606

James F. Hemmer
534 Melrose Avenue
Kenilworth, Illinois 60043

McD VENTURE CAPITAL FUND, L.P.
c/o Ralph Della Ratta, Senior Managing Director
McDonald & Co. Securities, Inc.
McDonald Investment Centre
800 Superior Street
Cleveland, Ohio 44114

McDONALD & COMPANY SECURITIES, INC., Custodian for William E. Waldeck IRA
311 S. Wacker Drive, Suite 2020
Chicago, Illinois 60606

McDONALD & COMPANY SECURITIES, INC.
311 S. Wacker Drive, Suite 2020
Chicago, Illinois 60606

Lee S. Mendel
400 S. Steele, Unit 56
Denver, Colorado 80209

Jay S. Perlmutter
1601 Blake Street
Denver, Colorado 80202



Schedules to Shareholders Agreement

SILVER FAMILY TRUST, U/D/T
Martin J. Silver, Trustee
Victoria H. Silver, Trustee
601 Almond Avenue
Los Altos, California 94022-2314

Alan L. Sigman
3878 S. Jasmine Street
Denver, Colorado 80237

Mark A. Timmerman
1450 N. Astor Street, #14B
Chicago, Illinois 60606

Michael J. Walker
1438 Weilland Street
Chicago, Illinois 60610

Davis B. Weidner
23521 Golden Gate Canyon
Golden, Colorado 80403



Schedules to Shareholders Agreement

                                 SCHEDULE III

                              SERIES C PURCHASERS



MediaOne Interactive Services
9000 E. Nichols Ave., Ste. 100
Englewood, CO 80112

Blumenstein/Thorne Information Partners I, L.P.
P.O. Box 871
Lake Forest, Illinois 60045

VSI Holdings, Inc.
2100 N. Woodward Avenue
West 201
Bloomfield Hills, MI 48304-2263

New World Equities, Inc.
1603 Orrington Avenue
Suite 1070
Evanston, Illinois 60201

H & K Partners V
c/o William Blair & Co., L.L.C.
222 West Adams Street
Chicago, IL 60606

Stanley R. and Carol L. Dobrin
7001 Sally Lane
Ednia, MN 55435

Davis Weidner and Sue Thompson
17553 W. 53rd Drive
Golden, CO 80403-1138

N.T. Ruddock Company
26123 Broadway Ave.
Cleveland, OH 44146



Schedules to Shareholders Agreement